UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HTGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

On February 26, 2020 (the “Amendment Effective Date”), HTG Molecular Diagnostics, Inc. (the “Company”) entered into (i) Amendment No. 2 to its Credit and Security Agreement (Term Loan) (the “Term Loan Amendment”), dated March 26, 2018, by and among the Company, the lenders party thereto and MidCap Financial Trust, as agent, and (ii) Amendment No. 3 to its Credit and Security Agreement (Revolving Loan) (the “Revolving Loan Amendment,” and together with the Term Loan Amendment, the “Amendments”), dated March 26, 2018, by and among the Company, the lenders party thereto and MidCap Funding IV Trust, as agent.

The Term Loan Amendment extends the interest only payments on the term loan advances by an additional 11 months, with principal on each term loan advance payable in 25 equal monthly installments beginning March 1, 2021 until paid in full on March 1, 2023. If the Company achieves a stated revenue milestone for the 12-month period ending on December 31, 2020, the interest-only period will be further extended by an additional four months, with principal on each term loan advance then payable in 21 equal monthly installments beginning July 1, 2021.

In addition, both Amendments (i) permit the use of the $3.3 million of escrowed funds previously deposited by the Company for repayment of the $3.0 million principal amount convertible note held by QIAGEN North American Holdings, Inc., subject to such repayment not being made before September 1, 2020, the Company having at least $18.0 million of unrestricted cash and cash equivalents and there being no default under the Credit and Security Agreement (Term Loan) or the Credit and Security Agreement (Revolving Loan) and (ii) include a grant by the Company of a security interest in its intellectual property, effective as of the Amendment Effective Date.

The foregoing summaries of the Amendments are not complete descriptions of the terms and conditions of the Amendments and are qualified in their entirety by the Amendments, which are filed as Exhibits 10.1 and 10.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Credit and Security Agreement (Term Loan), dated February 26, 2020, by and among the Company, the lenders party thereto and MidCap Financial Trust, as agent
10.2	Amendment No. 3 to Credit and Security Agreement (Revolving Loan), dated February 26, 2020, by and among the Company, the lenders party thereto and MidCap Funding IV Trust, as agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2020	HTG Molecular Diagnostics, Inc.

	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
SVP and Chief Financial Officer